UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

Revelyst, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-41793	88-3763984
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1411	Providence	RI	02901
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (763) 634-8945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	GEAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note.

As previously announced, on October 4, 2024, Revelyst, Inc. (“Revelyst” or “the Company”) entered into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Vista Outdoor Inc., Olibre LLC (“SVP Parent”) and Cabin Ridge Inc., a wholly owned direct subsidiary of SVP Parent (“SVP Merger Sub”), providing for, on the terms and conditions set forth therein and in accordance with the Delaware General Corporation Law, the merger of SVP Merger Sub with and into Revelyst with Revelyst surviving the merger as a wholly owned direct subsidiary of SVP Parent (the “Merger”).

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Merger Agreement.

On January 3, 2025 (the “Closing Date”), the Merger was consummated and Revelyst is now a wholly owned subsidiary of funds managed by Strategic Value Partners, LLC and its affiliates.

Item 1.01 Entry into a Material Definitive Agreement.

New Credit Agreements

Concurrently with the consummation of the Merger, Olibre Borrower LLC (the “Borrower”) entered into (i) that certain Credit Agreement among Olibre Holdco LLC, a Delaware limited liability company (“Holdings”), the Borrower, the lenders party thereto and Fortress Credit Corp., as administrative agent and collateral agent (the “Term Loan Credit Agreement”) and (ii) that certain ABL Credit Agreement, among Holdings, the Borrower, the lenders party thereto and Capital One, National Association, as administrative agent and collateral agent (the “ABL Credit Agreement”, together with the Term Loan Credit Agreement, the “New Credit Agreements”).  The New Credit Agreements provide for extensions of credit in the form of (i) an initial term loan to the Borrower in an aggregate principal amount of $450,000,000 and (ii) asset-based revolving loans made available to the Borrower from time to time in an aggregate principal amount not in excess of $200,000,000.

The obligations under the New Credit Agreements are secured by substantially all assets of Holdings, the Borrower and subsidiary guarantors, including Revelyst (subject to certain exclusions and exceptions). The New Credit Agreements include representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to and in accordance with the Merger Agreement, SVP Merger Sub merged with and into Revelyst, with Revelyst surviving the Merger as a wholly owned subsidiary of SVP Parent. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 of Revelyst (“Revelyst Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any such shares of Revelyst Common Stock held by Revelyst, its subsidiaries or SVP Parent) was converted into the right to receive an amount (the “Merger Consideration”) equal to (a) the sum of (x) $1,125,000,000 plus (y) the Cash Adjustment Amount (as defined in the Merger Agreement) plus (z) the Aggregate Option Exercise Price (as defined in the Merger Agreement) divided by (b) the sum of (x) number of shares of Revelyst Common Stock issued and outstanding as of immediately prior to the Effective Time (other than any such shares of Revelyst Common Stock held by Revelyst, its subsidiaries or SVP Parent) plus (y) the number of shares of Revelyst Common Stock underlying each Revelyst equity award entitled to receive the Merger Consideration as of immediately prior to the effective time of the Revelyst Merger. The Merger Consideration is equal to $20.12 per share of Revelyst Common Stock.

In addition, at the Effective Time, each Revelyst equity award that was outstanding as of the Effective Time was treated as follows:  (1) each restricted stock unit that was subject solely to time-based vesting conditions (a “Revelyst RSU”) vested and was cancelled in exchange for a lump sum cash payment equal to the product of (A) the number of shares of Revelyst Common Stock underlying such Revelyst RSU immediately prior to the Effective Time and (B) the Merger Consideration; (2) other than a Specified PSU (as defined below), each performance stock unit (a “Revelyst PSU”) vested and was cancelled in exchange for a lump sum cash payment equal to the product of (A) the number of shares of Revelyst Common Stock underlying such Revelyst PSU immediately prior to the Effective Time (assuming achievement of the applicable performance goals at specified levels) and (B) the Merger Consideration; (3) each option to purchase Revelyst Common Stock (a “Revelyst Option”), whether vested or unvested, was cancelled in exchange for a lump sum cash payment equal to the difference between the Merger Consideration and the exercise price per share of the Revelyst Option; and (4) each deferred stock unit, whether vested or unvested, was cancelled in exchange for a lump sum cash payment equal to the Merger Consideration. Certain Revelyst PSUs (each, a “Specified PSU”) were also converted into restricted cash awards, subject to the same terms and conditions as the corresponding Revelyst PSU, including vesting terms (including performance-based vesting terms).

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Revelyst with the SEC on October 7, 2024 and is incorporated herein by reference.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Revelyst requested that The New York Stock Exchange (“NYSE”) suspend trading of Revelyst Common Stock and file with the SEC an application on Form 25 to delist and deregister Revelyst Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Revelyst Common Stock from NYSE will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, Revelyst intends to file with the SEC a certification on Form 15 requesting that Revelyst’ s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of Revelyst occurred on the Closing Date and Revelyst became a wholly owned subsidiary of SVP Parent.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this report is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the directors and officers of Revelyst resigned as directors and officers of Revelyst and at the Effective Time, Mr. Eric Nyman, Mr. Andrew Keegan and Ms. Jung Choi, each being the directors of SVP Merger Sub immediately prior to the Effective Time, became directors of Revelyst as the Surviving Corporation, and Mr. Eric Nyman, Mr. Andrew Keegan, Ms. Jung Choi and Ms. Joyce Butler, each being the officers of SVP Merger Sub immediately prior to the Effective Time, became officers of Revelyst as the Surviving Corporation.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, in connection with the consummation of the Merger, the certificate of incorporation of Revelyst was amended and restated in its entirety and the bylaws of Revelyst were amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation of Revelyst is filed herewith as Exhibit 3.1 and is incorporated herein by reference. A copy of the Amended and Restated Bylaws of Revelyst is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the fiscal year end of Revelyst was changed from March 31 to December 31, such that Revelyst’s most recent fiscal year ended on December 31, 2024. Revelyst does not expect to file a report covering the transition period.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.03.

Item 8.01 Other Events.

On the Closing Date, Revelyst issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of October 4, 2024, by and among Vista Outdoor Inc., Revelyst, Inc., Olibre LLC and Cabin Ridge Inc. (incorporated by reference to Exhibit 2.1 to Revelyst’s Current Report on Form 8-K filed on October 7, 2024)

3.1	Second Amended and Restated Certificate of Incorporation of Revelyst, Inc.

3.2	Second Amended and Restated Bylaws of Revelyst, Inc.

99.1	Press Release, dated January 3, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELYST, INC.

Date: January 3, 2025	By:	/s/ Jung Choi
		Name:	Jung Choi
		Title:	General Counsel & Secretary